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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 10, 2002


                       FIRST COMMUNITY CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



             Texas                      0-32609                 76-0676739
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)



          14200 Gulf Freeway
            Houston, Texas                                       77034
(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (281) 996-1000
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          Item 2. Acquisition or Disposition of Assets.

          On May 10, 2002, First Community Capital Corporation, a Texas corporation (the "Company"), acquired all of the issued and outstanding shares of The Express Bank, a Texas banking association ("Express Bank"), pursuant to the Stock Purchase Agreement dated as of January 8, 2002 by and among the Company and the stockholders of Express Bank (the "Acquisition"). The purchase price of each outstanding share of Express Bank common stock was $500, for an aggregate price of $15,000,000. The shares of capital stock of Express Bank have been contributed to the Company's Delaware subsidiary, First Community Capital Corporation of Delaware, Inc.

          The purchase price for the Acquisition was determined by negotiations between the parties. No material relationships exist between Express Bank and the Company or any of its affiliates, any officers or directors of the Company or any associate of such officer or director.

          The Company expects that Express Bank will be combined into First Community Bank, N.A. (the "Bank"), a wholly-owned indirect subsidiary of the Company, in the fourth quarter of 2002. Until then, it will operate as a wholly-owned indirect subsidiary of the Company. The Company intends to continue operating the business of Express Bank by integrating its operations with those of the Bank and operating the existing locations of Express Bank in Alvin and Danbury, Texas as branches of the Bank.

          At March 31, 2002, Express Bank had total assets of $80.5 million, total deposits of $73 million, total loans of $33.4 million and total shareholders' equity of $7 million.

          Subsequent to the Acquisition, Michael Hoskins has continued to serve as President and as a director of Express Bank. The other directors of Express Bank resigned at the closing of the transaction and the Company elected the current directors of the Bank as additional directors of Express Bank. Mr. Nigel
J. Harrison, President and Chief Executive Officer of the Bank, has been elected as Chief Executive Officer of Express Bank.

          Item 7.  Financial Statements and Exhibits.

                  (a) Financial statements of business acquired. Pursuant to item 7(a)(4), the financial statements required by this item are not included in this Form 8-K and will be filed by amendment within 60 days of the date that this Form 8-K is required to be filed.

                  (b) Pro forma financial information. Pursuant to items 7(a)(4) and 7(b)(2), the pro forma financial statements required by this item are not included in this Form 8-K and will be filed by amendment within 60 days of the date that this Form 8-K is required to be filed.

                  (c) Exhibits.   The following material is filed as an exhibit
to this Current Report on Form 8-K:

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 Exhibit
 Number    Description of Exhibit
 -------   ----------------------
   2.1 Stock Purchase Agreement dated as of January 8, 2002 by and among First Community Capital Corporation, as Purchaser, and the stockholders of The Express Bank, as Sellers (incorporated herein by reference to Exhibit 2.1 to the Company's annual report on Form 10-KSB for the year ended December 31, 2001 filed with the Securities and Exchange Commission on April 15, 2002).


                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FIRST COMMUNITY CAPITAL CORPORATION



Dated: May 22, 2002
                                  By: /s/ Nigel J. Harrison
                                      -----------------------------------------
                                      Nigel J. Harrison
                                      President and Chief Executive Officer

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                                  EXHIBIT INDEX

 Exhibit
 Number    Description
 -------   -----------
    2.1 Stock Purchase Agreement dated as of January 8, 2002 by and among First Community Capital Corporation, as Purchaser, and the stockholders of The Express Bank, as Sellers(incorporated herein by reference to Exhibit 2.1 to the Company's annual report on Form 10-KSB for the year ended December 31, 2001 filed with the Securities and Exchange Commission on April 15, 2002).

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